Exhibit T3C
                                                                     -----------


                                                                  EXECUTION COPY
                                    INDENTURE

                                     between

                                   NIBCO INC.

                                       and

              THE BANK OF NEW YORK TRUST COMPANY, N.A., AS TRUSTEE









                        UNSECURED SUBORDINATED DEBENTURES


                            Dated as of July 27, 2004

                                TABLE OF CONTENTS

Section                                                                     Page

ARTICLE ONE     Definitions and Rules of Construction..........................1
  Section 1.1   Definitions....................................................1
  Section 1.2   Incorporation by Reference of Trust Indenture Act..............6

ARTICLE TWO     Debenture Forms................................................6
  Section 2.1   Forms Generally................................................6
  Section 2.2   Form of Debenture..............................................7
  Section 2.3   Form of Assignment.............................................7

ARTICLE THREE   The Debentures.................................................7
  Section 3.1   Title and Terms................................................7
  Section 3.2   Denominations..................................................8
  Section 3.3   Execution, Authentication and Delivery and Dating..............8
  Section 3.4   Registration, Transfer and Exchange............................8
  Section 3.5   Mutilated, Destroyed, Lost and Stolen Debentures...............9
  Section 3.6   Interest Payments; Interest Rights Preserved..................10
  Section 3.7   Persons Deemed Owners.........................................11
  Section 3.8   Cancellation..................................................11
  Section 3.9   Authentication and Delivery of Original Issue.................12
  Section 3.10  CUSIP Numbers.................................................12

ARTICLE FOUR    Satisfaction and Discharge....................................12
  Section 4.1   Satisfaction and Discharge of Indenture.......................12
  Section 4.2   Application of Trust Money....................................13

ARTICLE FIVE    Remedies .....................................................13
  Section 5.1   Events of Default.............................................13
  Section 5.2   Acceleration of Maturity; Rescission and Annulment............14
  Section 5.3   Collection of Indebtedness and Suits for Enforcement
                        by Trustee............................................15
  Section 5.4   Trustee May File Proofs of Claim..............................16
  Section 5.5   Trustee May Enforce Claims Without Possession of Debentures...16
  Section 5.6   Application of Money Collected................................17
  Section 5.7   Limitation on Suits...........................................17
  Section 5.8   Unconditional Right of Debenture Holders to Receive
                        Principal and Interest................................18
  Section 5.9   Restoration of Rights and Remedies............................18
  Section 5.10  Rights and Remedies Cumulative................................18
  Section 5.11  Delay or Omission Not Waiver..................................18
  Section 5.12  Control by Debenture Holders..................................19
  Section 5.13  Waiver of Past Defaults.......................................19
  Section 5.14  Undertaking for Costs.........................................19

ARTICLE SIX     The Trustee...................................................20
  Section 6.1   Duties of Trustee.............................................20
  Section 6.2   Rights of Trustee.............................................21
  Section 6.3   Individual Rights of Trustee..................................22
  Section 6.4   Trustee's Disclaimer..........................................22
  Section 6.5   Notice of Defaults............................................22
  Section 6.6   Reports by Trustee to Holders.................................22
  Section 6.7   Compensation and Indemnity....................................22
  Section 6.8   Replacement of Trustee........................................23
  Section 6.9   Successor Trustee by Merger, etc..............................24
  Section 6.10  Eligibility; Disqualification.................................24
  Section 6.11  Preferential Collection of Claims Against Company.............24

ARTICLE SEVEN   Debenture Holders' Lists and Reports by Trustee and Company...24
  Section 7.1   Company to Furnish Trustee Names and Addresses of
                        Debenture Holders.....................................24
  Section 7.2   Preservation of Information; Communication to
                        Debenture Holders.....................................25
  Section 7.3   Reports by Company............................................26

ARTICLE EIGHT   Consolidation, Merger, Conveyance, Transfer or Lease..........26
  Section 8.1   Company May Consolidate, etc., only on Certain Terms..........26
  Section 8.2   Successor Corporation Substituted.............................27
  Section 8.3   Limitation on Lease of Properties as Entirety.................27

ARTICLE NINE    Supplemental Indentures.......................................27
  Section 9.1   Supplemental Indentures Without Consent of Debenture Holders..27
  Section 9.2   Supplemental Indentures With Consent of Debenture Holders.....28
  Section 9.3   Execution of Supplemental Indentures..........................29
  Section 9.4   Effect of Supplemental Indentures.............................29
  Section 9.5   Conformity with Trust Indenture Act...........................29
  Section 9.6   Reference in Debentures to Supplemental Indentures............29
  Section 9.7   Rights of Holders of Senior Debt..............................29

ARTICLE TEN     Covenants.....................................................30
  Section 10.1  Payment of Principal and Interest.............................30
  Section 10.2  Maintenance of Office or Agency...............................30
  Section 10.3  Money for Debenture Payments to be Held in Trust..............30
  Section 10.4  Payment of Taxes and Other Claims.............................31
  Section 10.5  Maintenance of Properties.....................................32
  Section 10.6  Maintenance of Consolidated Net Worth.........................32
  Section 10.7  Statement as to Compliance; Statement by
                        Officers as to Default................................32
  Section 10.8  Corporate Existence...........................................33
  Section 10.9  Waiver of Certain Covenants...................................33

ARTICLE ELEVEN  Redemption of Debentures......................................33
  Section 11.1  Right of Redemption...........................................33
  Section 11.2  Applicability of Article......................................33
  Section 11.3  Election to Redeem; Notice to Trustee.........................33
  Section 11.4  Selection by Trustee of Debenture to be Redeemed..............34
  Section 11.5  Notice of Redemption..........................................34
  Section 11.6  Deposit of Redemption Price...................................35
  Section 11.7  Debentures Payable on Redemption Date.........................35
  Section 11.8  Debentures Redeemed in Part...................................35

ARTICLE TWELVE  Subordination.................................................36
  Section 12.1  Agreement to Subordinate......................................36
  Section 12.2  Certain Definitions...........................................36
  Section 12.3  Liquidation, Dissolution, Bankruptcy..........................37
  Section 12.4  Default on Senior Debt........................................38
  Section 12.5  Acceleration of Debentures....................................38
  Section 12.6  When Distribution Must be Paid Over...........................38
  Section 12.7  Notice by Company.............................................39
  Section 12.8  Subrogation...................................................39
  Section 12.9  Relative Rights...............................................39
  Section 12.10 Subordination May Not be Impaired by Company..................39
  Section 12.11 Distribution or Notice to Representative......................39
  Section 12.12 Rights of Trustee and Paying Agent............................39
  Section 12.13 Trustee Not Fiduciary for Holders of Senior Debt..............40

ARTICLE THIRTEEN  Miscellaneous Provisions....................................40
  Section 13.1  Compliance Certificates and Opinions..........................40
  Section 13.2  Form of Documents Delivered to Trustee........................41
  Section 13.3  Acts of Debenture Holders.....................................41
  Section 13.4  Notices, etc., to Trustee and Company.........................42
  Section 13.5  Notices to Debenture Holders; Waiver..........................42
  Section 13.6  Conflict with Trust Indenture Act.............................43
  Section 13.7  Effect of Headings and Table of Contents......................43
  Section 13.8  Successors and Assigns........................................43
  Section 13.9  Separability Clause...........................................43
  Section 13.10 Benefits of Indenture.........................................43
  Section 13.11 Governing Law; Waiver of Jury Trial...........................43
  Section 13.12 Counterparts..................................................43
  Section 13.13 Force Majeure.................................................44

EXHIBITS

A  FORM OF FIXED RATE DEBENTURE
B  FORM OF VARIABLE RATE DEBENTURE
C  FORM OF ASSIGNMENT

                              CROSS REFERENCE SHEET

Trust Indenture Act                      Reflected in Indenture Provisions
-------------------                      ---------------------------------
                                          Section                        Page
                                          -------                        ----
Section 310(a)(1)                            6.10                          24
               (a)(2)                        6.10                          24
               (a)(3)                 Not Applicable                      ---
               (a)(4)                 Not Applicable                      ---
               (a)(5)                        6.10                          24
               (b)                           6.10; 6.8                  24;23
               (c)                    Not Applicable                      ---

Section 311(a)                               6.11                          24
           (b)                               6.11                          24
           (c)                        Not Applicable                      ---

Section 312(a)                           7.1; 7.2(a)                       24
           (b)                           7.2(b)                            25
           (c)                           7.2(b)                            25

Section 313(a)(1)                            6.6                           22
           (a)(2)                            6.6                           22
           (a)(3)                            6.6                           22
           (a)(4)                            6.6                           22
           (a)(5)                            6.6                           22
           (a)(6)                     Not Applicable                      ---
           (a)(7)                            6.6                           22
           (a)(8)                            6.6                           22
           (b)(1)                     Not Applicable                      ---
           (b)(2)                            6.6                           22
           (c)                               6.6                           22
           (d)                               6.6                           22

Section 314(a)                             7.3; 10.7                    26;32
           (b)                        Not Applicable                      ---
           (c)(1)                           13.1                           40
           (c)(2)                           13.1                           40
           (c)(3)                     Not Applicable                      ---
           (d)                        Not Applicable                      ---
           (e)                              13.1                           40

Trust Indenture Act                      Reflected in Indenture Provisions
-------------------                      ---------------------------------
                                          Section                        Page
                                          -------                        ----

Section 315(a)                               6.1                           20
           (b) 6.5; 13.5 22;42
           (c)                               6.1                           20
           (d)                               6.1                           20
           (e)                               5.14                          19

Section 316(a)(last sentence)                1.1                            1
           (a)(1)(A)                         5.12                          19
           (a)(1)(B)                         5.13                          19
           (a)(2)                      Not Applicable                     ---
           (b)                               5.8                           18

Section 317(a)(1)                            5.3                           15
           (a)(2)                            5.4                           16
           (b)                              10.3                           30

Section 318(a)                              13.6                           43

Note: This cross-reference sheet shall not, for any purpose, be deemed to be part of the Indenture.

                                    INDENTURE


     THIS INDENTURE dated as of the _____ day of July, 2004, between NIBCO INC., an Indiana corporation (hereinafter called the "Company"), having its principal office at 1516 Middlebury Street, Elkhart, Indiana, and The Bank of New York Trust Company, N.A., a national banking association (hereinafter called the "Trustee");

                              W I T N E S S E T H:

     WHEREAS, the Company has duly authorized the creation of an issue of its Debentures (hereinafter called the "Debentures") having substantially the terms and conditions and in the amount hereinafter set forth; and

     WHEREAS, the Company has duly authorized the execution and delivery of this Indenture; and

     WHEREAS, all things have been done which are necessary to make the Debentures, when executed and duly issued by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with its terms.

     NOW, THEREFORE, this Indenture witnesseth:

     For and in consideration of the premises and the purchase of the Debentures by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debentures, as follows:

                                   ARTICLE ONE

                      Definitions and Rules of Construction

     Section 1.1 Definitions.

     (a) For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) "This Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof; and

          (2) All reference in this instrument to designated "Articles", "Section", and other subdivisions are to the designated Articles, Sections or other subdivisions of this instrument as originally executed. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (3) All terms not otherwise defined herein which are defined in the Trust Indenture Act either directly or by reference therein, have the meanings assigned to them therein; and

          (4) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

          (5) The following terms shall have the following meanings and shall include the plural as well as the singular:

     "Act" when used with respect to any Debenture Holder has the meaning specified in Section 13.3.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authorized Newspaper" means a newspaper of general circulation in the relevant area, printed in the English language and customarily published on each business day, whether or not published on Saturdays, Sundays or holidays.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of the resolution certified by the Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

     "Company Request," "Company Order" and "Company Consent" mean, respectively, a written request, order or consent signed in the name of the Company by its President, Vice President, or Secretary and delivered to the Trustee.

     "Debenture Holder" means a Person in whose name a Debenture is registered in the Debenture Register.

     "Debenture Register" and "Debenture Registrar" have the respective meanings specified in Section 3.4.

     "Event of Default" has the meaning specified in Article Five.

     "Fixed Rate" means the fixed per annum rate of interest on any Debenture, which rate shall equal ___% for Debentures with a five-year term, ____% for Debentures with a seven-year term, and ____% for Debentures with a ten-year term.

     "Holder" when used with respect to any Debenture means a Debenture Holder.

     "Independent" when used with respect to any specified Person means such a Person who (1) is in fact independent, (2) does not have any direct financial interest or any material indirect financial interest in the Company or in any other obligor upon the Debentures or in any Affiliate of the Company or of such other obligor, and (3) is not connected with the Company or such other obligor or any Affiliate of the Company or such other obligor, as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by Company Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning thereof.

     "Interest Payment Date" with respect to any Debenture means the date specified in such Debenture as the date on which an installment of interest is due and payable, or the next succeeding business day if such date is a Saturday, Sunday, legal holiday or day on which banking institutions in Indianapolis, Indiana are authorized by law to close.

     "Maturity" when used with respect to any Debenture means the date on which the principal of such Debenture becomes due and payable in full as therein or herein provided, whether at the maturity date specified therein or by declaration of acceleration, call for redemption (in full or in part) or otherwise.

     "Offering Circular" means the Company's offering circular for distribution to shareholders with respect to the offering of the Debentures in exchange for shares of the Company's Common Stock, as the same may be supplemented or amended from time to time.

     "Officers' Certificate" means a certificate signed by the President or a Vice President, and the Secretary of the Company, and delivered to the Trustee. Wherever this Indenture requires that an Officers' Certificate be signed also by an engineer or an accountant or other expert, such engineer, accountant or other expert (except as otherwise expressly provided in this Indenture) may be in the employ of the Company.

     "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be counsel for the Company, and shall be acceptable to the Trustee in its reasonable discretion.

     "Outstanding" when used with respect to Debentures means, as of the date of determination, all Debentures therefore authenticated and delivered under this Indenture, except:

               (i) Debentures theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

               (ii) Debentures for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Debentures, provided that, if such Debentures are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefore satisfactory to the Trustee has been made;

               (iii)  Debentures  in  exchange  for or in  lieu of  which  other
          Debentures have been authenticated and delivered pursuant to this Indenture; and

               (iv) Debentures paid pursuant to Section 3.5;

provided, however, that in determining whether the Holders of the requisite principal amount of Debentures Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debentures owned by the Company or any other obligor upon the Debentures or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debentures which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to so act with respect to any such Debentures and that the pledgee is not the Company or any other obligor upon the Debentures or any Affiliate of the Company or such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Debentures on behalf of the Company.

     "Person" means any individual, corporation; limited liability company; partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment" means a city or any political subdivision thereof designated as such in Article Three.

     "Predecessor Debentures" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 3.5 in lieu of a lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Debenture.

     "Redemption Date" when used with respect to any Debenture to be redeemed means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price" means the principal amount of Debentures to be redeemed and accrued interest to the Redemption Date.

     "Regular Record Date" for the interest payable on any Interest Payment Date means the date specified in Article Three.

     "Responsible Officer" when used with respect to the Trustee means any vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Senior Debt" means indebtedness of the Company to which the Debentures are subordinate and junior in right of payment, as described more fully in Article Twelve hereof. The Company's outstanding debentures issued pursuant to the Indenture dated as of February 15, 2002 shall not constitute Senior Debt but shall be pari passu with the Debentures in right of payment.

     "Special Record Date" for the payment of any Defaulted Payment (as defined in Section 3.6) means a date fixed by the Trustee pursuant to Section 3.6.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as in force at the date as of which this instrument was executed, except as provided in Section 9.5.

     "Variable Rate" means the variable per annum rate of interest on any Debenture, which rate shall equal the lesser of (i) ten percent (10%), and (ii) one percent (1.00%) above the three-month LIBOR (London InterBank Offer Rate) as reported in The Wall Street Journal on the most recent date of publication preceding the last date of issuance of that particular Debenture, provided that the Variable Rate shall be adjusted quarterly effective as of the first day of each calendar quarter (each of said days herein referred to as an "Adjustment Date").

     "Vice President" when used with respect to the Company or the Trustee means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

     Section 1.2 Incorporation by Reference of Trust Indenture Act.

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by referenced and made a part of this Indenture.

         The following TIA terms used in this Indenture have the following meanings:

          "indenture securities" means the Debentures;

          "indenture security holder" means the Debenture Holder;

          "indenture to be qualified" means this Indenture;

          "indenture trustee" or "institutional trustee" means the Trustee;

          "obligor" on the Debentures means the Company and any successor obligor on the Debentures.

     All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule under the TIA have the meanings so assigned to them.

                                   ARTICLE TWO

                                 Debenture Forms

     Section 2.1 Forms Generally.

     The Debentures and the certificates of authentication, assignments, and registration records thereon shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Debentures, as evidenced by their execution of the Debentures. Any portion of the text of any Debenture may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Debenture.

     The definitive Debentures shall be printed, or may be produced in any other manner, all as determined by the officers executing such Debentures, as evidenced by their execution of such Debentures.

     Section 2.2 Form of Debenture.

     (a) Form of Fixed Rate Debenture. The Fixed Rate Debenture shall be in the form of Exhibit A, which is part of this Indenture.

     (b) Form of Variable Rate Debenture. The Variable Rate Debenture shall be in the form of Exhibit B, which is part of this Indenture.

     Section 2.3 Form of Assignment.

     The Form of Assignment shall be in the form of Exhibit C which is a part of this Indenture.

                                  ARTICLE THREE

                                 The Debentures

     Section 3.1 Title and Terms.

     Except for Debentures authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Debentures pursuant to Sections 3.4, 3.5, 9.6 or 11.8, the aggregate principal amount of Debentures which may be authenticated and delivered under this Indenture, is limited to $20,000,000. The Debentures may be issued from time to time in exchange for shares of the Company's Common Stock as such shares are tendered and accepted for exchange pursuant to an exchange offer of the Company to its shareholders, as described in the Offering Circular.

     The Debentures may be issued only in registered form without coupons, and shall be known and designated as the "Unsecured, Subordinated Debentures" of the Company. Principal on any Debenture shall be payable in one installment on the date of Maturity, unless paid earlier, in whole or in part, by declaration of acceleration, redemption or otherwise. The Maturity Date of any Debenture shall be the last day of the same month as the month in which that Debenture is issued, in the fifth (5th), seventh (7th) or tenth (10th) year after issuance. The year of maturity of any Debenture shall be selected irrevocably by the original Holder prior to the issuance of that Debenture. Interest is payable in consecutive monthly installments due on the last day of each month, commencing on the last day of the month in which the Debenture is issued. Each Debenture bears interest from the date of issuance at either the Fixed Rate or the Variable Rate, as selected irrevocably by the original Holder thereof.

     The principal, interest and the redemption price of the Debentures shall be payable by check mailed to the Holder entitled to such payment at his address as it appears on the Debenture Register, or, at the option of the original Holder of each Debenture (unless the method of payment is subsequently changed upon thirty (30) days written notice to the Company by the registered Debenture Holder entitled thereto), by electronic transfer to the account provided to the Company as provided in the relevant Form of Debenture attached hereto and listed on the records of the Company.

     The Debentures shall be redeemable at the option of the Company without penalty or premium as provided in Article Eleven.

     The Debentures shall be subordinated in right of payment to certain other indebtedness of the Company as provided in Article Twelve. The Debentures are unsecured debt obligations of the Company.

     Section 3.2 Denominations.

     The Debentures shall be issued in denominations of $.01 or integral multiples thereof.

     Section 3.3 Execution, Authentication and Delivery and Dating.

     The Debentures shall be executed on behalf of the Company by its President or one of its Vice Presidents and attested by its Secretary. The signature of any of these officers on the Debentures may be manual or facsimile.

     Debentures bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debentures or did not hold such offices at the date of such Debentures.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debentures executed by the Company to the Trustee for authentication; and the Trustee shall authenticate and deliver such Debentures as in this Indenture provided and not otherwise.

     Each Debenture shall be dated the date of authentication of that particular Debenture.

     No Debenture shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Debenture a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Debenture shall be conclusive evidence, and the only evidence, that such Debenture has been duly authenticated and delivered hereunder.

     Section 3.4 Registration, Transfer and Exchange.

     The Company shall cause to be kept at the designated corporate trust office of the Trustee a register (herein sometimes referred to as the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and of transfers of Debentures. Unless another person is appointed by the Company as Debenture Registrar, the Company shall serve as Debenture Registrar for the purpose of registering Debentures and transfers of Debentures as herein provided.

     Without the prior written consent of the Company, a Debenture is transferable only upon death or by operation law. Upon surrender for transfer of any Debenture at the office or agency of the Company in the City of Elkhart, Indiana, or Indianapolis, Indiana (the "Place of Payment"), the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations, of a like aggregate principal amount.

     At the option of the Holder, Debentures may be exchanged for other Debentures of a like aggregate principal amount, upon surrender of the Debentures to be exchanged at the office of the Company. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debentures which the Debenture Holder making the exchange is entitled to receive.

     All Debentures issued upon any transfer or exchange of Debenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such transfer or exchange.

     Every Debenture presented or surrendered for transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument or transfer in form satisfactory to the Company and the Debenture Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Debentures.

     The Company shall not be required (i) to issue, transfer or exchange any Debenture during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Debentures selected for redemption under Section 11.4 and ending at the close of business on the day of such mailing, or (ii) to transfer or exchange any Debenture so selected for redemption in whole or in part.

     Section 3.5 Mutilated, Destroyed, Lost and Stolen Debentures.

     If (i) any mutilated Debenture is surrendered to the Trustee, or the Company, and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Debenture, and (ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Debenture has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Debenture, a new Debenture of like tenor and principal amount, bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture.

     Upon the issuance of any new Debenture under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Debenture issued pursuant to this Section in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

     Section 3.6 Interest Payments; Interest Rights Preserved.

     Interest on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such payments, which shall be the tenth (10th) business day before each Interest Payment Date.

     Any interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Payment") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Payment may be paid by the Company, at its election in each case, as provided in Clause (1) or Clause (2) below:

          (1) The Company may elect to make payment of any Defaulted Payment to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a Special Record Date for the payment of such Defaulted Payment, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Payment proposed to be paid on each Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Payment or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Payment as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Payment which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the

     Company, shall cause notice of the proposed payment of such Defaulted Payment and the Special Record Date therefore to be mailed, first class postage pre-paid, to each Debenture Holder at his address as it appears in the Debenture Register, not less than 10 days prior to such Special Record Date. At the written direction of the Company, the Trustee shall, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper in the Place of Payment, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Payment and the Special Record Date therefore having been mailed as aforesaid, such Defaulted Payment shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Payment in any other lawful manner if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Debenture delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.

     Section 3.7 Persons Deemed Owners.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Debenture is registered as the owner of such Debenture for the purpose of receiving payment of principal of and (subject to Section 3.6) interest on, such Debenture and for all other purposes whatsoever, whether or not such Debenture be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     Section 3.8 Cancellation.

     All Debentures surrendered for payment, redemption, transfer, or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debentures so delivered shall be promptly cancelled by the Trustee. No Debentures shall be authenticated in lieu of or in exchange for any Debentures cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Debentures held by the Trustee shall be disposed of in accordance with the Trustee's customary procedures.

     Section 3.9 Authentication and Delivery of Original Issue.

     Upon the execution and delivery of this Indenture, and from time to time thereafter, registered Debentures up to the aggregate principal amount specified in Section 3.1 may be executed by the Company and delivered to the Trustee for authentication, and shall thereupon be authenticated and delivered by the Trustee upon Company Order, without any further action by the Company.

     Section 3.10 CUSIP Numbers.

     The Company in issuing the Debentures shall not be obligated to but may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the "CUSIP" numbers.


                                  ARTICLE FOUR

                           Satisfaction and Discharge

     Section 4.1 Satisfaction and Discharge of Indenture.

     This Indenture shall cease to be of further effect (except as to any transfer or exchange of Debentures herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1) either

               (A) all Debentures theretofore authenticated and delivered (other than (i) Debentures which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.5, and (ii) Debentures for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
          Section 10.3) have been delivered to the Trustee cancelled or for cancellation; or

               (B) all such Debentures not theretofore delivered to the Trustee cancelled or for cancellation

                    (i) have become due and payable at their Maturity, or

                    (ii) will become due and payable at their Maturity  within 1 year, or

                    (iii) are to be called  for  redemption  within 1 year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Debentures not theretofore delivered to the Trustee cancelled or for cancellation, for principal and interest to the date of such deposit (in the case of Debentures which have become due and payable), or to the Maturity, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding   the  satisfaction   and  discharge  of  this  Indenture,   the
obligations of the Company to the Trustee under Section 6.7 shall survive.

     Section 4.2 Application of Trust Money.

     All money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Debentures and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.


                                  ARTICLE FIVE

                                    Remedies

     Section 5.1 Events of Default.

     "Event of Default," wherever used herein means any one of the following events, (whether such Event of Default occurs for any reason and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest due and payable upon any Debenture and continuance of such default for a period of five (5) days; or

          (2) default in the payment of any principal due and payable upon any Debenture; or

          (3) default in the performance, or breach, of any other covenant or warranty of the Company in this Indenture and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Debentures, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (4) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed in and in effect for a period of 60 consecutive days; or

          (5) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

     Section 5.2 Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less that 25% in principal amount of the Debentures Outstanding may declare the principal of all the Debentures to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Debenture Holders), and upon any such declaration such principal shall become immediately due and payable. At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Debentures Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue installments of interest on all Debentures,

               (B) all overdue principal on any Debentures, due otherwise than by such declaration of acceleration, and interest thereon at the rate borne by the Debentures, and

               (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default, other than the non-payment of the principal of Debentures which has become due solely by such acceleration, have been cured or waived as provided in Section 5.13. No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Section  5.3  Collection  of  Indebtedness  and  Suits for  Enforcement  by
Trustee.

     The Company covenants that if

          (1) default is made in the payment of any installment of interest of any Debenture when such interest becomes due and payable, or

          (2) default is made in the payment of the principal of any Debenture when such principal becomes due and payable,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Debentures, the whole amount then due and payable on such Debentures for principal and interest, with interest upon the overdue principal at the rate borne by the Debentures; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Debentures and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Debentures, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Debenture Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     Section 5.4 Trustee May File Proofs of Claim.

     In case the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Debentures or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

               (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Debentures and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Debenture Holders allowed in such judicial proceeding, and

               (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Debenture Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Debenture Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Debenture Holder in any such proceeding.

     Section 5.5 Trustee May Enforce Claims Without Possession of Debentures.

     All rights of action and claims under this Indenture or the Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debentures in respect of which such judgment has been recovered.

     Section 5.6 Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Debentures and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid;

               First:  To the payment of all  amounts  due to the Trustee  under
          Section 6.7;

               Second: To the payment of the amounts then due and unpaid upon the Debentures for principal and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debentures for principal and interest, respectively.

     Section 5.7 Limitation on Suits.

     No Holder of any Debenture shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Debentures shall have made written request to the Trustee to institute proceeding in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debentures;

it being understood and intended that no one or more Holders of Debentures shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Debentures, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Debentures.

     Section 5.8 Unconditional Right of Debenture Holders to Receive Principal and Interest.

     Subject to Article Twelve hereof, but notwithstanding any other provision in this Indenture, the Holder of any Debenture shall have the right which is absolute and unconditional to receive payment of the principal of and, subject to Section 3.6, interest on such Debenture on the respective Interest Payment Dates expressed in such Debenture (or, in the case of redemption, on the Redemption Date, and in the case of declaration, on the respective due date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     Section 5.9 Restoration of Rights and Remedies.

     If the Trustee or any Debenture Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Debenture Holder, then and in every such case the Company, the Trustee and the Debenture Holders shall, subject to any determination in such proceedings, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Debenture Holders shall continue as though no such proceeding had been instituted.

     Section 5.10 Rights and Remedies Cumulative.

     No right or remedy herein conferred upon or reserved to the Trustee or to the Debenture Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.11 Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Debenture to exercise any right or remedy occurring upon any Event of Default shall impair such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Debenture Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Debenture Holders, as the case may be.

     Section 5.12 Control by Debenture Holders.

     The Holders of a majority in principal amount of the Outstanding Debentures shall have the right to direct the time, method and place of conducting any proceedings for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

          (1) such direction shall not be in conflict with any rule or law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Section 5.13 Waiver of Past Defaults.

     The Holders of a majority of principal amount of the Outstanding Debentures may on behalf of the Holders of all the Debentures waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of or interest on any Debenture, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Debenture affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     Section 5.14 Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claim or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Debenture Holder, or group of Debenture Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Debentures, or to any suit instituted by any Debenture Holder for the enforcement of the payment of the principal of or interest on any Debenture on or after the respective Interest Payment Dates expressed in such Debenture or at the Maturity thereof.

                                   ARTICLE SIX

                                   The Trustee


     Section 6.1 Duties of Trustee.

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise its rights and powers and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (b) Except during the continuance of an Event of Default (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided however, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that (i) this paragraph does not limit the effect of Paragraph (b) of this Section; (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

     (d) Every provision of this Indenture that in any way relates to the Trustee is subject to Paragraphs (a), (b) and (c) of this Section.

     (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

     (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

     (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

     Section 6.2 Rights of Trustee.

     (a) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Certificate or Opinion.

     (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

     (e) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

     (f) In no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

     (g) The Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Debentures and this Indenture.

     (h) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

     (i) The Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture.

     Section 6.3 Individual Rights of Trustee.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Debentures and may otherwise deal with the Company or an affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

     Section 6.4 Trustee's Disclaimer.

     The Trustee makes no representation as to the validity or adequacy of this Indenture or the Debentures, it shall not be accountable for the Company's use of the proceeds from the Debentures, and it shall not be responsible for any statement in the Debentures other than its authentication.

     Section 6.5 Notice of Defaults.

     If an Event of Default as defined in Section 6.1 occurs and is continuing and is known to the Trustee, the Trustee must mail to each Holder notice of the Event of Default within 90 days after it occurs. Except in the case of an Event of Default in the payment of principal of or interest on any Debenture, the Trustee may withhold notice if and so long as a committee of its trust officers determines that withholding notice is not opposed to the interest of the Holders.

     Section 6.6 Reports by Trustee to Holders.

     To the extent required by the TIA, within 60 days after January 1st of each year (each date, a "Reporting Date"), the Trustee shall mail to Holders a brief report dated as of such Reporting Date that complies with TIA Section 313(a) if such report shall be required by the TIA. The Trustee also shall comply with TIA
Section 313(b). A copy of each report at the time of its mailing to Holders shall be filed with the Commission and each stock exchange (if any) on which the Debentures are listed. The Company agrees to notify promptly the Trustee in writing whenever the Debentures become listed on any stock exchange and of any delisting thereof.

     Section 6.7 Compensation and Indemnity.

     (a) The Company shall pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

     (b) The Company shall indemnify each of the Trustee and any predecessor trustee against any or all loss, liability, damage, claim, or expense (including taxes) incurred by it. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity and the Company shall defend the claim. The Trustee shall have the right to employ separate counsel in any such action or proceeding and participate in the investigation and defense thereof, and the Company shall pay the reasonable fees and expenses of such separate counsel; provided, however, that the Trustee may only employ separate counsel at the expense of the Company if in the judgment of the Trustee (i) a conflict of interest exists by reason of common representation or (ii) there are legal defenses available to the Trustee that are different from or are in addition to those available to the Company or if all parties commonly represented do not agree as to the action (or inaction) of the counsel. The Company shall have the right, in its sole discretion, to satisfy or settle any claim for which indemnification has been sought and is available hereunder as long as such satisfaction or settlement is at no cost to the Trustee. The Company need not pay for any settlement made without its consent or reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

     (c) To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Debentures on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Debentures. When the Trustee incurs expenses or renders services after an Event of Default specified in Sections 5.1(4) or 5.1(5) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

     (d) The provisions of this Section shall survive the termination of this Indenture.

     Section 6.8 Replacement of Trustee.

     (a) A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section. The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the Debentures may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if (i) the Trustee fails to comply with Section 6.10; (ii) the Trustee is adjudged a bankrupt or an insolvent; (iii) a receiver or public officer takes charge of the Trustee or its property; or (iv) the Trustee becomes incapable of acting.

     (b) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Debentures may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

     (c) If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least l0% in principal amount of the Debentures may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

     (d) If the Trustee fails to comply with Section 6.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Paragraph 6.7(c).

     Section 6.9 Successor Trustee by Merger, etc.

     If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

     Section 6.10 Eligibility; Disqualification.

     The Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Trustee shall have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

     Section 6.11 Preferential Collection of Claims Against Company.

     The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.


                                  ARTICLE SEVEN

           Debenture Holders' Lists and Reports by Trustee and Company

     Section 7.1 Company to Furnish Trustee Names and Addresses of Debenture Holders.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Debenture Registrar, the Company shall furnish to the Trustee not more than 5 days after each Regular Record Date and at such other times as the Trustee may request in writing, a list in such form and as of such Regular Record Date or such other date as the Trustee may reasonably require of the names and addresses of the Holders of Debentures and the Company shall otherwise comply with TIA ss. 312(a).

     Section  7.2  Preservation  of  Information;   Communication  to  Debenture
Holders.

     (a) If 3 or more Holders of Debentures (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debenture for a period of at least 6 months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Debentures with respect to their rights under this Indenture or under the Debentures and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within 5 business days after the receipt of such application, at its election, either

               (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.2(a), or

               (ii) inform such applicants as to the approximate number of Holders of Debentures whose names and addresses appear in the information preserved at the time by the Trustee in accordance with
          Section 7.2(a) and as to the approximate cost of mailing to such Debenture Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Debenture Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within 5 days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Debentures or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Debenture Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (b) Every Holder of Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Debentures in accordance with Section 7.2(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.2(b).

     Section 7.3 Reports by Company.

     (a) The Company shall file with the Trustee within 15 days after it files them with the Commission copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed by the Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, if any, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations. The Company also shall comply with the other provisions of Section 314(a) of the TIA.

     (b) The Company shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with conditions and covenants of this Indenture as may be required from time to time by such rules and regulations.

     (c) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


                                  ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

     Section 8.1 Company May Consolidate, etc., only on Certain Terms.

     The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person; unless:

          (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Debentures and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been satisfied.

     Section 8.2 Successor Corporation Substituted.

     Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 8.1, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, provided, however, that no such conveyance or transfer shall have the effect of releasing the Person named as the "Company" in the first paragraph of this instrument or any successor corporation which shall theretofore have become such in the manner prescribed in this Article from its liability as obligor and maker on any of the Debentures.

     Section 8.3 Limitation on Lease of Properties as Entirety.

     The Company shall not lease its properties and assets substantially as an entirety to any Person.


                                  ARTICLE NINE

                             Supplemental Indentures

     Section 9.1 Supplemental Indentures Without Consent of Debenture Holders.

     Subject to Section 9.7, without the consent of the Holders of any Debentures, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Debentures contained; or

          (2) to add to the covenants of the Company, for the benefit of the Holders of the Debentures, or to surrender any right or power herein conferred upon the Company; or

          (3) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action shall not materially, adversely affect the interest of the Holders of the Debentures; or

          (4) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this instrument was executed or any corresponding provision in any similar federal statute hereafter enacted.

     Section 9.2 Supplemental Indentures With Consent of Debenture Holders.

     Subject to Section 9.7, with the consent of the Holders of a majority in principal amount of the Outstanding Debentures, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Debentures under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debenture affected thereby,

          (1) change the due date of any installment of principal of or interest on any Debenture, or reduce the principal amount thereof or the interest thereon, or change the Place of Payment where, or the coin or currency in which, any Debenture or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the due date thereof (or, in the case of redemption, on or after the Redemption Date, and in the case of declaration, on the respective due date), or

          (2) reduce the percentage in principal amount of the Outstanding Debentures, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

          (3) modify any of the provisions of this Section or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Debenture affected thereby.

     It shall not be necessary for any Act of Debenture Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Section 9.3 Execution of Supplemental Indentures.

     In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Officers' Certificate and Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not (except to the extent required in the case of a supplemental indenture entered into under Section 9.1(4)) be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Section 9.4 Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     Section 9.5 Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

     Section 9.6 Reference in Debentures to Supplemental Indentures.

     Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article, may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debentures.

     Section 9.7 Rights of Holders of Senior Debt.

     No supplemental indenture of any sort shall be entered into pursuant to this Article Nine which modifies the provisions of Article Twelve or changes the due date of any installment of principal of, redemption of, or interest on any Debenture without the consent of the holders of Senior Debt, as required by the terms of the instrument creating or governing the affected Senior Debt, which consent may be given by the Representative (as defined in Section 12.2), on behalf of the holders of such Senior Debt if such instrument allows.


                                   ARTICLE TEN

                                    Covenants

     Section 10.1 Payment of Principal and Interest.

     The Company will duly and punctually pay the principal of and interest on the Debentures in accordance with the terms of the Debentures and this Indenture.

     Section 10.2 Maintenance of Office or Agency.

     The Company will maintain an office or agency in the Place of Payment (which may be the office of the Trustee or Paying Agent) where Debentures may be presented or surrendered for payment, where Debentures may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location of such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the principal corporation trust office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

     Section 10.3 Money for Debenture Payments to be Held in Trust.

     If the Company shall at any time act as its own Paying Agent, it will, prior to 11:00 a.m., New York City time, on or before each due date of the principal of or interest on any of the Debentures, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents, it will, prior to 11:00 a.m., New York City time, on each due date of the principal of or interest on, any Debentures, deposit with a Paying Agent a sum sufficient to pay the principal or interest, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

          (1) hold all sums held by it for the payment of principal of or interest on Debentures in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Debentures) in the making of any such payment of principal or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Debentures and remaining unclaimed for 2 years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debentures shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall, at the written direction of the Company and at the expense of the Company, cause to be published once, in an Authorized Newspaper in the Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     Section 10.4 Payment of Taxes and Other Claims.

     The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon it or upon its income, profits or property, and
(2) all lawful claims for labor, materials, and supplies which, if unpaid, might by law become a lien upon its property; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

     Section 10.5 Maintenance of Properties.

     The Company will cause all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Debenture Holders.

     Section 10.6 Maintenance of Consolidated Net Worth.

     So long as any Debentures remain Outstanding, the Company shall at all times maintain consolidated net worth in an amount equal to the principal amount of the Outstanding Debentures and any outstanding debentures issued pursuant to the indenture dated as of February 15, 2002. For purposes of the application of this Section, the Company's consolidated net worth shall be determined by the Company's independent certified public accountants in conformity with generally accepted accounting principles.

     Section  10.7  Statement  as to  Compliance;  Statement  by  Officers as to
Default.

     (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the principal executive officer, principal financial officer, or principal accounting officer of the Company, stating as to each signer thereof, that

          (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision; and

          (2) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default (without regard to notice provisions or grace periods) in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

     (b) The Company shall deliver to the Trustee, as soon as possible and in any event within five business days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

     Section 10.8 Corporate Existence.

     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Debenture Holders.

     Section 10.9 Waiver of Certain Covenants.

     The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 10.2 or Sections 10.4 through 10.8 of this Article Ten, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Debentures at the time Outstanding, shall, by Act of such Debenture Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenants or condition shall remain in full force and effect.


                                 ARTICLE ELEVEN

                            Redemption of Debentures

     Section 11.1 Right of Redemption.

     At the option of the Company, each Debenture is subject to redemption, either as a whole at one time or in part from time to time, on any Interest Payment Date after that particular Debenture has been outstanding for at least five (5) years. The Redemption Price of each Debenture (or portion thereof) so to be redeemed, shall be the principal amount (or applicable portion thereof) of such Debenture, together with accrued interest thereon to the date fixed for redemption, without premium.

     Section 11.2 Applicability of Article.

     Redemption of Debentures at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

     Section 11.3 Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Debentures shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of the Debentures, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee of such Redemption Date and of the principal amount of Debentures to be redeemed.

     Section 11.4 Selection by Trustee of Debenture to be Redeemed.

     If less than all the Debentures are to be redeemed, the particular Debentures to be redeemed shall be selected not more than 30 days prior to the Redemption Date by the Trustee, from the eligible Outstanding Debentures not previously called for redemption, by such method as the Trustee shall deem fair and appropriate.

     The Trustee shall promptly notify the Company in writing of the Debentures selected for redemption and, in the case of any Debenture selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debentures shall relate, in the case of any Debenture redeemed or to be redeemed only in part, to the portion of the principal of such Debenture which has been or is to be redeemed.

     Section 11.5 Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 days prior to the Redemption Date, to each Holder of Debentures to be redeemed, at his address appearing in the Debenture Register.

     All notices of redemption shall identify the Debentures to be redeemed (including CUSIP number[s] if any) and shall state:

          (1) the Redemption Date;

          (2) the Redemption Price;

          (3) if less than all Outstanding Debentures are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Debentures to be redeemed;

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Debenture, and that interest thereon shall cease to accrue from and after said date; and

          (5) the place where such Debentures are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Company in the Place of Payment.

     Notice of redemption of Debentures to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request by the Trustee in the name and at the expense of the Company.

     Section 11.6 Deposit of Redemption Price.

     Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of all the Debentures which are to be redeemed on that date.

     Section 11.7 Debentures Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Debentures so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Debentures shall cease to bear interest. Upon surrender of such Debentures for redemption in accordance with said notice, such Debentures shall be paid by the Company at the Redemption Price. Installments of interest whose due date is on or prior to the Redemption Date shall be payable to the Holders of such Debentures registered as such on the relevant Record Dates according to their terms and the provisions of Section 3.6.

     If any Debenture called for redemption is received in the office of the Paying Agent on or prior to the Redemption Date, but is not paid, the principal shall, until paid, bear Interest from the Redemption Date at the rate borne by the Debenture.

     Section 11.8 Debentures Redeemed in Part.

     Any Debenture which is to be redeemed only in part shall be, at the option of the Company as set forth in the notice of redemption, either (i) surrendered at the Place of Payment (with, if the Company or Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) in exchange for one or more new Debentures which the Company shall execute and the Trustee shall authenticate and deliver, without service charge, registered in the name of such Holder in aggregate principal amount equal to the principal amount remaining unpaid of the Debenture so surrendered, or (ii) submitted at the Place of Payment for notation thereon of the payment of the portion of the principal thereof paid upon such partial redemption.

                                 ARTICLE TWELVE

                                  Subordination

     Section 12.1 Agreement to Subordinate.

     The Company agrees, and each Holder by accepting a Debenture agrees, that the Subordinated Debt is subordinated in right of payment, to the extent and in the manner provided in this Article Twelve, to the prior payment in full in cash of all Senior Debt, and that the subordination is for the benefit of the holders of Senior Debt.

     Section 12.2 Certain Definitions.

     (a) "Indebtedness" means any indebtedness, contingent or otherwise, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of the borrower or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or letters of credit, or representing the balance deferred and unpaid of the purchase price of any property or interest therein, except any such balance that constitutes a trade payable, if and to the extent such indebtedness would appear as a liability upon a balance sheet of the borrower prepared on a consolidated basis in accordance with generally accepted accounting principles.

     (b) "Representative" means the indenture trustee or other trustee, agent or representative for an issue of Senior Debt.

     (c) "Senior Debt" means the principal of and premium, if any, and interest (including interest accruing thereon after the commencement of any insolvency, bankruptcy, liquidation, reorganization or similar proceeding whether or not allowed as a claim in such proceeding, if any) on, and fees, costs and expenses, and any other payment due pursuant to the terms of instruments creating or evidencing Indebtedness of the Company outstanding on the date of this Indenture or Indebtedness thereafter created, incurred, assumed or guaranteed by the Company and all renewals, extensions and refundings thereof, unless in the instrument creating or evidencing such Indebtedness, it is provided that such Indebtedness is not senior in right of payment to the Debentures and specifically includes, without limitation, (i) any Indebtedness outstanding pursuant to that Credit Agreement dated as of September 6, 2002, as amended by that First Amendment dated as of November 26, 2003, and that Second Amendment dated as of January 21, 2004, by and among the Company, certain lenders and LaSalle Bank National Association, as agent for certain lenders, as amended, modified, renewed, increased, restated or refinanced from time to time, and (ii) Indebtedness under notes issued pursuant to the Amended and Restated Note and Private Shelf Agreement dated as of April 28, 2004 by and among the Company, Prudential Investment Management, Inc., the holders of the notes thereunder, and the Prudential affiliates named therein as amended, modified, renewed, increased, restated or refinanced from time to time. Notwithstanding the foregoing, Senior Debt with respect to the Company shall not include the Company's outstanding Debentures issued pursuant to the indenture dated February 15, 2002 (which rank equally with the Debentures covered by this Indenture) or any Indebtedness of the Company to any subsidiary for money borrowed or advanced from such subsidiary, or any Indebtedness representing the redemption price of any capital stock.

     (d) "Subordinated Debt" means the Indebtedness evidenced by the Debentures, together with all interest, premium, fees, costs, charges, expenses and all other payments due pursuant to the terms of the Debentures or this Indenture.

     (e) A distribution as referred to in this Article Twelve may consist of cash, securities or other property.

     Section 12.3 Liquidation, Dissolution, Bankruptcy.

     Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property (i) holders of Senior Debt shall be entitled to receive payment in full in cash of the principal of and interest to the date of payment on, together with any premium or other amounts required to be paid in respect of, the Senior Debt before Holders shall be entitled to receive any payment of Subordinated Debt; and (ii) until the Senior Debt is paid in full in cash, any distribution to which Holders would be entitled but for this Article Twelve shall be made to holders of Senior Debt as their interest may appear, except that Debenture Holders may receive securities that are subordinated to Senior Debt to at least the same extent as the Debentures.

     The holders of the Senior Debt are irrevocably authorized and empowered, in the event of such liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company, to demand, sue for, collect and receive every such payment or distribution referred to above, give acquittance therefore, file claims and proofs of claim in any statutory or non-statutory proceeding, vote such claims in any such proceeding and take such other actions, in the name of the holders of the Senior Debt or in the name of the Holders or otherwise, as the holders of the Senior Debt may deem necessary or advisable for the enforcement of the provisions of this Article Twelve. The Holders agree, in the event of such liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company, to take such action as may be reasonably requested at any time and from time to time by the holders of the Senior Debt to collect the Subordinated Debt for the account of the holders of the Senior Debt and to file appropriate proofs of claim in respect thereof and to execute and deliver such powers of attorney, assignments or other instruments as the holders of the Senior Debt may reasonably request in order to enable the holders of the Senior Debt to enforce any and all claims upon or in respect of the Subordinated Debt and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Debt. Any and all monies so collected or received by the holders of the Senior Debt shall be retained indefeasibly by the holders of the Senior Debt for application to the Senior Debt until the Senior Debt is fully, finally and irrevocably paid. In no event shall the holders of the Senior Debt be liable to the Holders for any failure to prove any Subordinated Debt, to exercise any right with respect thereto or to collect any sums payable thereon.

     Section 12.4 Default on Senior Debt.


     (a) The Company may not pay any payment on the Subordinated Debt and may not acquire any Debentures for cash or property other than capital stock of the Company if there shall exist a default in the payment of any principal of, interest on, premium, yield-maintenance or make-whole amount with respect to or any other amount due on or with respect to any Senior Debt, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise (a "Payment Default") until such time as (i) such default shall have been remedied by payment in full or waived in writing by the holders of the affected Senior Debt or their Representative and (ii) such payment or acquisition is otherwise permitted under this Article Twelve at that time.

     (b) The Company may not pay any payment on the Subordinated Debt and may not acquire any Debentures for cash or property other than capital stock of the Company if (i) there exists a default (other than a Payment Default) under any Senior Debt or there exists an event (an "Unmatured Default") which but for the lapse of time or the giving of notice, or both, would constitute a default (other than a Payment Default) under any Senior Debt or (ii) a default (other than a Payment Default) or Unmatured Default under any Senior Debt would exist upon giving effect to such payment or acquisition (a "Non-Payment Default"). The Company may resume payments on the Subordinated Debt and may reacquire the Debentures, subject to the terms of the Senior Debt and this Indenture, when (A) the subject Non-Payment Default is cured or waived in writing by the holders of the affected Senior Debt or their Representative, or (B) 120 days pass after the occurrence of the subject Non-Payment Default, but only if (a) the subject Non-Payment Default is not the subject of judicial proceedings and (b) the holders of the affected Senior Debt have not declared acceleration of their Senior Debt, but in either case only if this Article Twelve otherwise permits the payment or acquisition at that time.


     Section 12.5 Acceleration of Debentures.

     If payment of the Debentures is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Debt of the acceleration. The Company may pay the Debentures when 120 days pass after the acceleration occurs if this Article Twelve otherwise permits the payment at that time.

     Except for scheduled payments of principal and interest on the Debentures that are not prohibited under Section 12.4 and except as provided in this
Section 12.5, until the Senior Debt shall have been fully, finally and irrevocably paid, (i) the Holders will not ask, demand, sue for, take or receive from the Company, and the Company will not make, give or permit, directly or indirectly, by setoff, redemption, purchase or in any other manner, any payment on or security for the whole or any part of the Subordinated Debt, and, without the prior written consent of the holders of the Senior Debt, the Holders will not take any action to enforce or collect amounts so owing against the Company or act as a petitioning creditor in any bankruptcy proceeding filed against the Company, (ii) the Holders shall not have any right to possess any assets of the Company or to foreclose upon any such assets, whether by judicial action or otherwise, and (iii) regardless of whether the Senior Debt is secured or unsecured, the holders of the Senior Debt shall be subrogated to the Holders with respect to such Holder's claims against the Company, and such Holder's rights, liens and security interests, if any, in any of the Company's assets and the proceeds thereof.

     Section 12.6 When Distribution Must be Paid Over.

     If a distribution is made to Debenture Holders that because of this Article Twelve should not have been made to them, the Holders who receive the distribution shall hold it in trust for holders of Senior Debt and pay it over to them as their interests may appear.

     Section 12.7 Notice by Company.

     The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of Subordinated Debt to violate this Article Twelve.

     Section 12.8 Subrogation.

     After all Senior Debt is paid in full in cash and until the Subordinated Debt is paid in full, Holders shall be subrogated to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt. A distribution made under this Article Twelve to holders of Senior Debt which otherwise would have been made to Debenture Holders is not, as between the Company and Debenture Holders, a payment by the Company on Senior Debt.

     Section 12.9 Relative Rights.

     This Article Twelve defines the relative rights of Debenture Holders and holders of Senior Debt. Nothing in this Indenture shall (i) impair, as between the Company and the Debenture Holders, the obligation of the Company, which is absolute and unconditional, to pay principal and interest on the Debentures in accordance with their terms; or (ii) affect the relative rights of Debenture Holders and creditors of the Company other than holders of Senior Debt. If the Company fails because of this Article Twelve to pay principal or interest on a Debenture on the due date, the failure is still an event of Default.

     Section 12.10 Subordination May Not be Impaired by Company.

     No rights of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Debentures shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

     Section 12.11 Distribution or Notice to Representative.

     Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their Representative.

     Section 12.12 Rights of Trustee and Paying Agent.

     The Trustee or Paying agent may continue to make payments on the Debentures until it receives notice satisfactory to it that payments may not be made under this Article Twelve. The Company, an Agent, a Representative or a holder of Senior Debt may give the notice. If an issue of Senior Debt has a Representative, only the Representative may give the Notice. The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

     Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

     Section 12.13 Trustee Not Fiduciary for Holders of Senior Debt.

     The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Debentures or to the Company or to any other person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise. With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Debt shall be read into this Indenture against the Trustee.


                                ARTICLE THIRTEEN

                            Miscellaneous Provisions

     Section 13.1 Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to TIA 314(a)(4)) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     Section 13.2 Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Section 13.3 Acts of Debenture Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Debenture
Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Debenture Holders in person or by duly authorized agent; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the Act of the Debenture Holders signing such instrument or instruments. Proof of execution of any such instrument or appointment of any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Debentures shall be proved by the Debenture Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Debenture shall bind the Holder of every Debenture issued upon the transfer thereof or in exchange therefore or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

     Section 13.4 Notices, etc., to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Debenture Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Debenture Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may include a facsimile transmission) to or with the Trustee at its designated corporate trust office, or

          (2) the Company by the Trustee or by any Debenture Holder shall be sufficient for every purpose hereunder if in writing (which may include a facsimile transmission) and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

     Section 13.5 Notices to Debenture Holders; Waiver.

     Where this Indenture provides for notice to Debenture Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Debenture Holder affected by such event, at his address as it appears in the Debenture Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Debenture Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Debenture Holder shall affect the sufficiency of such notice with respect to other Debenture Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Debenture Holders shall be equivalent of such notice. Waivers of notice by Debenture Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of publication of any Authorized Newspaper, or by reason of any other cause, it shall be impossible to make publication of any notice in an Authorized Newspaper or Authorized Newspapers as required by this Indenture, then such method of publication or notification as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

     Section 13.6 Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies, or conflicts with the duties imposed by operation of subsection (c) of TIA Section 318, the imposed duties shall control.

     Section 13.7 Effect of Headings and Table of Contents.

     The Articles and Section headings herein are for convenience only and shall not effect the construction hereof.

     Section 13.8 Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     Section 13.9 Separability Clause.

     In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 13.10 Benefits of Indenture.

     Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Debt and the Holders of Debentures, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 13.11 Governing Law; Waiver of Jury Trial.

     This Indenture shall be construed in accordance with and governed by the laws of the State of Indiana, regardless of the principles of conflict of laws. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE DEBENTURES OR THE TRANSACTION CONTEMPLATED HEREBY.

     Section 13.12 Counterparts.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 13.13 Force Majeure.

     In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed on this _____ day of July, 2004.

                                   NIBCO INC.


                                   By:  /s/ Rex Martin
                                        ----------------------------------------
                                        Rex Martin
                                   Its: Chairman, President & Chief
                                        Executive Officer



                                        THE BANK OF NEW YORK TRUST COMPANY, N.A.
                                        as Trustee


                                   By:   /s/ George L. Bawcum
                                        ----------------------------------------

                                   Its:  Assistant Treasurer
                                        ----------------------------------------

                                    EXHIBIT A

                          FORM OF FIXED RATE DEBENTURE
REGISTERED
                                   NIBCO INC.
                             UNSECURED, SUBORDINATED
                                    DEBENTURE
                                  NO. _________
                                                Date of
$                                               Issuance:
 --------------------------                               ----------------------
                                                Maturity Date:
                                                               -----------------

     FOR VALUE RECEIVED, the undersigned, NIBCO INC., a corporation organized and existing under the laws of the State of Indiana (hereinafter called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), hereby promises to pay to the order of the registered holder hereof, as hereinafter provided, the principal sum of _______________________________________________________________________ Dollars
($_____________) on the Maturity Date specified above, plus interest from the date this Debenture is issued (the "Date of Issuance") (computed on the basis of a 360 day year, twelve 30 day months), on the principal balance hereof remaining from time to time unpaid as herein described.

     This Debenture bears interest at the fixed per annum rate of ________________ percent (_____%) (the "Fixed Rate"). Interest shall be payable monthly on the last day of each month (an "Interest Payment Date"), commencing with the last day of the month during which this Debenture is issued. The Company promises to pay interest on overdue principal, and, to the extent permitted by law, on overdue interest, at the Fixed Rate.

     The interest payable hereon, and punctually paid or duly provided for on any respective due date will, as provided in said Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures, as defined in said Indenture) is registered at the close of business on the Regular Record Date for such payment, which shall be the tenth (10th) business day prior to each Interest Payment Date. Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Debenture Holders not less than 10 days prior to such Special Record Date, or may be paid, at any time in any other lawful manner all as more fully provided in said Indenture. The principal and the redemption price of the Debentures shall be payable at the office or agency of the Trustee or Paying Agent in the City of Indianapolis, Indiana or Elkhart, Indiana (herein called the "Place of Payment"). Interest on the Debentures shall be mailed by check to the Holder entitled thereto at his address as it appears in the Debenture Register or paid by electronic transfer to the account specified in writing to the Company by the Holder, whichever is selected by the original holder of this Debenture in the Letter of Transmittal referred to below. Any request for a change in the method of payment must be made to the Company in writing by the registered Debenture Holder entitled thereto at least thirty (30) days before the change in payment method is to occur. All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, or, if paid by mail, shall be made by check.

     This Debenture is one of a duly authorized issue of Debentures of the Company designated as its Unsecured, Subordinated Debentures (herein called the "Debentures"), limited in aggregate principal amount to $20,000,000, issued under an Indenture dated July __, 2004 (herein called the "Indenture"), between the Company and THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Debentures, and the terms upon which the Debentures are, and are to be, authenticated and delivered. The Debentures may be issued from time to time solely in exchange for shares of the Company's Common Stock tendered and accepted for exchange pursuant to an exchange offer of the Company to its shareholders, as described in the Offering Circular and related Letter of Transmittal dated September ___, 2004.

     The Debentures are redeemable prior to final maturity as a whole or from time to time in part on any Interest Payment Date, at the option of the Company upon the notice and in the manner and with the effect provided in the Indenture. In case of redemption, the redemption price shall be the principal amount of the Debentures to be redeemed (or the portion of such principal amount to be redeemed) and accrued interest to the date fixed for redemption, without premium. If notice of redemption of this Debenture (or of some portion of the principal hereof) shall have been duly given and the Company shall have deposited with the Trustee or a Paying Agent or segregated and held in trust the entire amount necessary to redeem this Debenture (or the portion of the principal hereof then to be redeemed) on the Redemption Date specified in such notice of redemption and shall have complied with all other conditions of the Indenture relative to such redemption, the Company shall thereupon be discharged, from and after the redemption date specified in such notice, from further liability (including liability to pay any interest) in respect of this Debenture (or the portion of the principal hereof then to be redeemed). The
Indenture further provides that any money deposited with the Trustee or any Paying Agent or held by the Company in trust for the payment of the principal of or interest on this Debenture which remains unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on its request, or (if then held by the Company) shall be discharged from such trust; and the holder of this Debenture shall hereafter as an unsecured general creditor, look only to the Company for payment and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

     The Debenture is an unsecured debt obligation of the Company. The indebtedness evidenced by the Debentures is subordinated in right of payment, to the extent and in the manner provided in the Indenture, to the prior payment in full in cash of all Senior Debt, and that the subordination is for the benefit of the holders of Senior Debt. Senior Debt means the principal of and premium, if any, and interest (including post-petition interest, if any) on, and fees, costs and expenses, and any other payment due pursuant to the terms of instruments creating or evidencing indebtedness of the Company outstanding on the date of the Indenture or indebtedness thereafter created, incurred, assumed or guaranteed by the Company and all renewals, extensions and refundings thereof, unless in the instrument creating or evidencing such indebtedness, it is provided that such indebtedness is not senior in right of payment to the Debentures and such Senior Debt specifically includes, without limitation, (i) any indebtedness outstanding pursuant to that Credit Agreement dated as of September 6, 2002, as amended by that First Amendment dated as of November 26, 2003, and that Second Amendment dated as of January 21, 2004, by and among the Company, certain lenders and LaSalle Bank National Association, as agent for certain lenders, as amended, modified, renewed, increased, restated or refinanced from time to time, and (ii) Indebtedness under notes issued pursuant to the Amended and Restated Note and Private Shelf Agreement dated as of April 28, 2004 by and among the Company, Prudential Investment Management, Inc., the holders of the notes thereunder, and the Prudential affiliates named therein as amended, modified, renewed, increased, restated or refinanced from time to time. Notwithstanding the foregoing, Senior Debt with respect to the Company shall not include the Company's outstanding Debentures issued pursuant to the indenture dated February 15, 2002 (which rank equally with the Debentures covered by this Indenture) or any Indebtedness of the Company to any subsidiary for money borrowed or advanced from such subsidiary, or any Indebtedness representing the redemption price of any capital stock. Reference to the Indenture is hereby made for the terms upon which the Debentures are subordinated to the Senior Debt.

     Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property (i) holders of Senior Debt shall be entitled to receive payment in full in cash of the principal of and interest to the date of payment on, together with any premium or other amounts required to be paid in respect of, the Senior Debt before Holders shall be entitled to receive any payment on the Debentures; and
(ii) until the Senior Debt is paid in full in cash, any distribution to which Holders would be entitled but for the subordination provisions of the Indenture shall be made to holders of Senior Debt as their interest may appear, except that Debenture Holders may receive securities that are subordinated to Senior Debt to at least the same extent as the Debentures.

     The Company may not pay any payment with respect to the Debentures and may not acquire any Debentures for cash or property other than capital stock of the Company if (i) there exists a default under any Senior Debt or there exists an event (an "Unmatured Default") which but for the lapse of time or the giving of notice, or both, would constitute a default under any Senior Debt or (ii) a default or Unmatured Default under any Senior Debt would exist upon giving effect to such payment or acquisition. The Company may resume payments on the Debentures and may reacquire the Debentures, subject to the terms of the Senior Debt and this Indenture, when (A) the subject default or Unmatured Default is cured or waived in writing by the holders of the affected Senior Debt or their Representative, or (B) 120 days pass after the occurrence of the subject default or Unmatured Default, but only if (a) the subject default or Unmatured Default is not the subject of judicial proceedings and (b) the holders of the affected Senior Debt have not declared acceleration of their Senior Debt, but in either case only if the Indenture otherwise permits the payment or acquisition at that time.

     If payment of the Debentures is accelerated because of an Event of Default, the Company must promptly notify holders of Senior Debt of the acceleration. The Company may pay the Debentures when 120 days pass after the acceleration occurs if the provisions of the Indenture otherwise permit the payment at that time.

     If an Event of Default, as defined in the Indenture, shall occur, the principal of all the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debentures under the Indenture at any time by the Company with the consent of the Holders of a majority in aggregate principal amount of the Debentures at the time Outstanding, as defined in the Indenture. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debentures at the time Outstanding, as defined in the Indenture, on behalf of the Holders of all the Debentures, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the transfer hereof or in exchange here for or in lieu hereof whether or not notation of such consent or waiver is made upon this Debenture.

     No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the times, place, and rate, and in the coin and currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, without the prior written consent of the Company this Debenture is transferable only upon death or by operation of law and only on the Debenture Register of the Company, upon surrender of this Debenture for transfer at the office or agency of the Company in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar duly executed by, the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. In the case of death, the Debenture may be transferred by the person(s) designated by the deceased holder in writing and filed with the Company upon satisfactory proof of the death of the holder and compliance with applicable laws governing the release of property by taxing authorities and surrender of the Debenture with endorsement accompanied by such other instruments, including indemnity bonds, as may be requested by the Company of the person(s) succeeding to the decedent's interest in the Debentures.

     The Debentures are issuable only as registered Debentures without coupons. As provided in the Indenture and subject to certain limitations therein set forth, Debentures are exchangeable for a like aggregate principal amount of Debentures of a different authorized denomination, as requested by the Holder surrendering the same. Debentures shall be issued in denominations of $.01 or integral multiples thereof.

     No service charge will be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Debenture shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed.

Dated                                     NIBCO INC.
      ------------------


                                          By:
                                             -----------------------------------






This is one of the Unsecured, Subordinated Debentures referred to in the within-mentioned Indenture:

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By:
   -----------------------------------------
         Authorized Signatory

                                    EXHIBIT B

                         FORM OF VARIABLE RATE DEBENTURE
REGISTERED
                                   NIBCO INC.
                             UNSECURED, SUBORDINATED
                                    DEBENTURE
                                  NO. _________
                                                Date of
$                                               Issuance:
 --------------------------                               ----------------------
                                                Maturity Date:
                                                               -----------------

     FOR VALUE RECEIVED, the undersigned, NIBCO INC., a corporation organized and existing under the laws of the State of Indiana (hereinafter called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), hereby promises to pay to the order of the registered holder hereof, as hereinafter provided, the principal sum of _______________________________________________________________________ Dollars
($_____________) on the Maturity Date specified above, plus interest from the date this Debenture is issued (the "Date of Issuance") (computed on the basis of a 360 day year, twelve 30 day months), on the principal balance hereof remaining from time to time unpaid as herein described.

     Until the first Adjustment Date (as defined below), the Debenture bears interest at a per annum rate of _____%. Thereafter, this Debenture shall bear interest at a variable per annum rate equal to the lessor of (i) ten percent (10%) and (ii) one percent (1.00%) above the three-month LIBOR (London InterBank Offer Rate) as reported in The Wall Street Journal on the most recent publication preceding such Adjustment Date. The Company promises to pay interest on overdue principal, and, to the extent permitted by law, on overdue interest, at the rate applicable to this Debenture, adjusted quarterly as described above.

     The interest payable hereon, and punctually paid or duly provided for on any respective due date will, as provided in said Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures, as defined in said Indenture) is registered at the close of business on the Regular Record Date for such payment, which shall be the tenth (10th) business day prior to each Interest Payment Date. Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Debenture Holders not less than 10 days prior to such Special Record Date, or may be paid, at any time in any other lawful manner all as more fully provided in said Indenture. The principal and the redemption price of the Debentures shall be payable at the office or agency of the Trustee or Paying Agent in the City of Indianapolis, Indiana or Elkhart, Indiana (herein called the "Place of Payment"). Interest on the Debentures shall be mailed by check to the Holder entitled thereto at his address as it appears in the Debenture Register or paid by electronic transfer to the account specified in writing to the Company by the Holder, whichever is selected by the original holder of this Debenture in the Letter of Transmittal referred to below. Any request for a change in the method of payment must be made to the Company in writing by the registered Debenture Holder entitled thereto at least thirty (30) days before the change in payment method is to occur. All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, or, if paid by mail, shall be made by check.

     This Debenture is one of a duly authorized issue of Debentures of the Company designated as its Unsecured, Subordinated Debentures (herein called the "Debentures"), limited in aggregate principal amount to $20,000,000, issued under an Indenture dated July __, 2004 (herein called the "Indenture"), between the Company and THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all Indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Debentures, and the terms upon which the Debentures are, and are to be, authenticated and delivered. The Debentures may be issued from time to time solely in exchange for shares of the Company's Common Stock tendered and accepted for exchange pursuant to an exchange offer of the Company to its shareholders, as described in the Offering Circular and related Letter of Transmittal dated September ___, 2004.

     The Debentures are redeemable prior to final maturity as a whole or from time to time in part on any Interest Payment Date, at the option of the Company upon the notice and in the manner and with the effect provided in the Indenture. In case of redemption, the redemption price shall be the principal amount of the Debentures to be redeemed (or the portion of such principal amount to be redeemed) and accrued interest to the date fixed for redemption, without premium. If notice of redemption of this Debenture (or of some portion of the principal hereof) shall have been duly given and the Company shall have deposited with the Trustee or a Paying Agent or segregated and held in trust the entire amount necessary to redeem this Debenture (or the portion of the principal hereof then to be redeemed) on the Redemption Date specified in such notice of redemption and shall have complied with all other conditions of the Indenture relative to such redemption, the Company shall thereupon be discharged, from and after the redemption date specified in such notice, from further liability (including liability to pay any interest) in respect of this Debenture (or the portion of the principal hereof then to be redeemed). The
Indenture further provides that any money deposited with the Trustee or any Paying Agent or held by the Company in trust for the payment of the principal of or interest on this Debenture which remains unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on its request, or (if then held by the Company) shall be discharged from such trust; and the holder of this Debenture shall hereafter as an unsecured general creditor, look only to the Company for payment and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

     The Debenture is an unsecured debt obligation of the Company. The indebtedness evidenced by the Debentures is subordinated in right of payment, to the extent and in the manner provided in the Indenture, to the prior payment in full in cash of all Senior Debt, and that the subordination is for the benefit of the holders of Senior Debt. Senior Debt means the principal of and premium, if any, and interest (including post-petition interest, if any) on, fees, costs and expenses, and any other payment due pursuant to the terms of instruments creating or evidencing indebtedness of the Company outstanding on the date of the Indenture or indebtedness thereafter created, incurred, assumed or guaranteed by the Company and all renewals, extensions and refundings thereof, unless in the instrument creating or evidencing such indebtedness, it is provided that such indebtedness is not senior in right of payment to the Debentures and such Senior Debt specifically includes, without limitation, (i) any indebtedness outstanding pursuant to that Credit Agreement dated as of September 6, 2002, as amended by that First Amendment dated as of November 26, 2003, and that Second Amendment dated as of January 21, 2004, by and among the Company, certain lenders and LaSalle Bank National Association, as agent for certain lenders, as amended, modified, renewed, increased, restated or refinanced from time to time, and (ii) Indebtedness under notes issued pursuant to the Amended and Restated Note and Private Shelf Agreement dated as of April 28, 2004 by and among the Company, Prudential Investment Management, Inc., the holders of the notes thereunder, and the Prudential affiliates named therein as amended, modified, renewed, increased, restated or refinanced from time to time. Notwithstanding the foregoing, Senior Debt with respect to the Company shall not include the Company's outstanding Debentures issued pursuant to the indenture dated February 15, 2002 (which rank equally with the Debentures covered by this Indenture) or any Indebtedness of the Company to any subsidiary for money borrowed or advanced from such subsidiary, or any Indebtedness representing the redemption price of any capital stock. Reference to the Indenture is hereby made for the terms upon which the Debentures are subordinated to the Senior Debt.

         Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property (i) holders of Senior Debt shall be entitled to receive payment in full in cash of the principal of and interest to the date of payment on, together with any premium or other amounts required to be paid in respect of, the Senior Debt before Holders shall be entitled to receive any payment on the Debentures; and
(ii) until the Senior Debt is paid in full in cash, any distribution to which Holders would be entitled but for the subordination provisions of the Indenture shall be made to holders of Senior Debt as their interest may appear, except that Debenture Holders may receive securities that are subordinated to Senior Debt to at least the same extent as the Debentures.

     The Company may not pay any payment with respect to the Debentures and may not acquire any Debentures for cash or property other than capital stock of the Company if (i) there exists a default under any Senior Debt or there exists an event (an "Unmatured Default") which but for the lapse of time or the giving of notice, or both, would constitute a default under any Senior Debt or (ii) a default or Unmatured Default under any Senior Debt would exist upon giving effect to such payment or acquisition. The Company may resume payments on the Debentures and may reacquire the Debentures, subject to the terms of the Senior Debt and this Indenture, when (A) the subject default or Unmatured Default is cured or waived in writing by the holders of the affected Senior Debt or their Representative, or (B) 120 days pass after the occurrence of the subject default or Unmatured Default, but only if (a) the subject default or Unmatured Default is not the subject of judicial proceedings and (b) the holders of the affected Senior Debt have not declared acceleration of their Senior Debt, but in either case only if the Indenture otherwise permits the payment or acquisition at that time.

     If payment of the Debentures is accelerated because of an Event of Default, the Company must promptly notify holders of Senior Debt of the acceleration. The Company may pay the Debentures when 120 days pass after the acceleration occurs if the provisions of the Indenture otherwise permit the payment at that time.

     If an Event of Default, as defined in the Indenture, shall occur, the principal of all the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debentures under the Indenture at any time by the Company with the consent of the Holders of a majority in aggregate principal amount of the Debentures at the time Outstanding, as defined in the Indenture. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debentures at the time Outstanding, as defined in the Indenture, on behalf of the Holders of all the Debentures, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the transfer hereof or in exchange here for or in lieu hereof whether or not notation of such consent or waiver is made upon this Debenture.

     No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the times, place, and rate, and in the coin and currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, without the prior written consent of the Company this Debenture is transferable only upon death or by operation of law and only on the Debenture Register of the Company, upon surrender of this Debenture for transfer at the office or agency of the Company in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar duly executed by, the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. In the case of death, the Debenture may be transferred by the person(s) designated by the deceased holder in writing and filed with the Company upon satisfactory proof of the death of the holder and compliance with applicable laws governing the release of property by taxing authorities and surrender of the Debenture with endorsement accompanied by such other instruments, including indemnity bonds, as may be requested by the Company of the person(s) succeeding to the decedent's interest in the Debentures.

     The Debentures are issuable only as registered Debentures without coupons. As provided in the Indenture and subject to certain limitations therein set forth, Debentures are exchangeable for a like aggregate principal amount of Debentures of a different authorized denomination, as requested by the Holder surrendering the same. Debentures shall be issued in denominations of $.01 or integral multiples thereof.

     No service charge will be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Debenture shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.


     IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed.

Dated                                           NIBCO INC.
      ------------------------

                                                By:
                                                   -----------------------------





This is one of the Unsecured, Subordinated Debentures referred to in the within-mentioned Indenture:

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By:
   -----------------------------------------
         Authorized Signatory

                                    EXHIBIT C

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED ______________________________________ does hereby sell, assign and  transfer  unto  ________________________________________  the within
Debenture, and does hereby irrevocably constitute and appoint __________________________________ attorney to transfer the said Debenture on the registry books of the within named Trustee with full power of substitution in the premises.

Dated _____________________, _______

                                                --------------------------------


In Presence of:

----------------------------